90755-P1 05/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED MAY 9, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2024, OF

CLEARBRIDGE MID CAP GROWTH FUND (THE “FUND”)

I.	The following replaces the table in the section of the Fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio manager	Title	Portfolio manager of the fund since
Brian M. Angerame	Managing Director and Portfolio Manager of ClearBridge	2010
Jeffrey Bailin, CFA	Director and Portfolio Manager of ClearBridge	December 2023
Aram E. Green	Managing Director and Portfolio Manager of ClearBridge	2010
Matthew Lilling, CFA	Director and Portfolio Manager of ClearBridge	2020

II.	The following replaces the table in the section of the Fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Brian M. Angerame	Mr. Angerame is a Managing Director and Portfolio Manager of ClearBridge and has 29 years of industry experience. Mr. Angerame joined a predecessor to the subadviser in 2000. Mr. Angerame was formerly an equity research analyst at ClearBridge responsible for the consumer discretionary, consumer staples and industrials sectors.	2010
Jeffrey Bailin, CFA	Mr. Bailin is a Director and Portfolio Manager of ClearBridge with 14 years of industry experience. Mr. Bailin joined ClearBridge in 2015. Prior to ClearBridge, he worked as Vice President & Lead Analyst, Equity Research for Health Care Distribution & Technology at Credit Suisse.	December 2023
Aram E. Green	Mr. Green is a Managing Director and Portfolio Manager of ClearBridge and has 22 years of industry experience. He was formerly an equity analyst at Hygrove Partners LLC. Mr. Green joined the subadviser in 2006.	2010
Matthew Lilling, CFA	Mr. Lilling is a Director and Portfolio Manager of ClearBridge and has 17 years of industry experience. He joined ClearBridge in 2010.	2020

Please retain this supplement for future reference.